UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2025

SMART POWERR CORP.

(Exact name of registrant as specified in charter)

Nevada	001-34625	90-0093373
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4/F, Tower C Rong Cheng Yun Gu Building Keji 3 rd Road, Yanta District Xi’an City, Shaanix Providence, China	710075
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (86-29) 8765-1097

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	CREG	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 23, 2025, Smart Powerr Corp., a Nevada corporation (the “Company”) received entered into securities purchase agreements with certain accredited investors (the “Investors”), pursuant to which the Company agreed to issue and sell, in a private placement (the “Private Placement”), an aggregate of  17,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”) included in 17,000,000 units (the “Units”), each consisting of one share of Common Stock, and one warrant, each exercisable to purchase one share of Common Stock (each, a “Warrant”), at a purchase price of $1.18 per Unit, which is the closing price of the shares of Common Stock of the Company on October 22, 2025, for gross proceeds of $20,060,000. The Company plans to use the process for working capital and general corporate purposes.

The Warrants have a five-year term and a $1.416 per share exercise price, which equals 120% of the per Unit purchase price. The Warrants also provide for cashless exercise if and only if at the time of any exercise thereof there is no effective registration statement registering. Subject to limited exceptions, a holder of Warrants will not have the right to exercise any portion of its Warrants if the holder, together with its affiliates, would beneficially own in excess of 4.99% (or, at the election of the holder, such limit may be increased to up to 9.99%) of the number of shares of Common Stock outstanding immediately after giving effect to such exercise.

In connection with the Private Placement, the Company also entered into a registration rights agreement with the Investors (the “Registration Rights Agreement”), pursuant to which the Company agreed to file one or more registration statements with the United States Securities and Exchange Commission (the “Commission”) to register the resale of the shares of Common Stock to be issued in the Private Placement and the shares of Common Stock issuable upon exercise of the Warrants. Pursuant to the Registration Rights Agreement, the Company is required to file the initial registration statement no later than the 30th calendar day following the closing date of the Private Placement.

The Company’s directors and executive officers also entered into lock-up agreements pursuant to the Purchase Agreement. Under these agreements, these parties have agreed, subject to specified exceptions, not to offer, sell, contract to sell, hypothecate, pledge or otherwise dispose of any shares of Common Stock or securities convertible into, or exchangeable or exercisable for shares of Common Stock for 90 days from the closing date of the Private Placement.

The Private Placement was conducted in compliance with Nasdaq Listing Rule 5635(d), which permits issuances of 20% or more of the outstanding Common Stock without shareholder approval when the offering is priced at or above the “Minimum Price” as defined under Nasdaq rules.

The closing of the Private Placement is subject to the satisfaction of customary closing conditions. As of the date of this report, the closing conditions have not been satisfied, and the Company has not issued any shares of Common Stock pursuant to the securities purchase agreements.

The foregoing descriptions of the Purchase Agreement, Warrants, and Registration Rights Agreement, do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, copies of which are filed as Exhibits 10.1, 4.1, and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information disclosed in Item 2.01 above is incorporated by reference into this Item 3.02.

The Private Placement was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof, and Regulation D promulgated thereunder for transactions not involving a public offering, or Regulation S, as applicable. Each Sellers was required to represent that it is either an “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act or, in the case of the shares of Common Stock sold outside the United States, not a “U.S. person” in accordance with Regulation S under the Securities Act. The Company did not engage in general solicitation or advertising and did not offer securities to the public in connection with the issuance and sale of shares of Common Stock described in this report.

The shares of Common Stock to be issued in the Private Placement have not been registered under the Securities Act and none of such securities may be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws. The shares of Common Stock are subject to transfer restrictions, and the certificates evidencing the securities will contain an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom.

Neither this Current Report on Form 8-K nor any of the exhibits attached hereto will constitute an offer to sell or the solicitation of an offer to buy shares of Common Stock or any other securities of the Company

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibits Number	Description
4.1	Form of Warrants
10.1	Form of Securities Purchase Agreement
10.2	Form of Registration Rights Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

 CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains forward looking statements that involve risks and uncertainties. All statements other than statements of historical fact contained in this Form 8-K, including statements regarding future events, our future financial performance, business strategy and plans and objectives of management for future operations, are forward-looking statements. We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “should,” or “will” or the negative of these terms or other comparable terminology. Although we do not make forward looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks outlined under “Risk Factors” or elsewhere in this Form 8-K, which may cause our or our industry’s actual results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time and it is not possible for us to predict all risk factors, nor can we address the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause our actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements included in this document are based on information available to us on the date hereof, and we assumes no obligation to update any such forward-looking statements.

You should not place undue reliance on any forward-looking statement, each of which applies only as of the date of this Form 8-K. Before you invest in our securities, you should be aware that the occurrence of the events described in the section entitled “Risk Factors” as well as other risks and factors identified from time to time in the Company’s SEC filings could negatively affect our business, operating results, financial condition and stock price. Except as required by law, we undertake no obligation to update or revise publicly any of the forward-looking statements after the date of this Form 8-K to conform our statements to actual results or changed expectations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SMART POWERR CORP.

Date: October 28, 2025	By:	/s/ Guohua Ku
Guohua Ku
Chairman of the Board and Chief Executive Officer

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